FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (date of earliest event reported): April 4, 2005


                      LUNA TECHNOLOGIES INTERNATIONAL, INC.
                  ------ -------------------------------------
                 (Name of Small Business Issuer in its charter)


    Delaware                        0-25474                 91-1987288
-------------------            -------------------        --------------
(State of incorporation)      (Commission File No.)      (IRS Employer
                                                       Identification No.)

                                61A Fawcett Road
                   Coquitlam, British Columbia, Canada V3K 6V2
                -----------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (888) 955-8883


                                       N/A
                ------------------------------------------------
          (Former name or former address if changed since last report)




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Item 5.02   Departure of Directors or Principal  Officers;  Election of
            Directors; Appointment of Principal Officers

      On April 4, 2005, Brian Fiddler resigned as the Company's Principal Financial and Accounting Officer, and as a director of the Company. As of April 5, 2005 the Company had not selected a new Principal Financial or Accounting Officer.










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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   April 5, 2005                     SAN JUAN FINANCIAL, INC.

                                         By: /s/ Kimberly Landry
                                             ---------------------------
                                             Kimberly Landry, Chief
                                             Executive Officer